Summary of Significant Accounting Policies - Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Accounting Policies [Abstract]
Cash and cash equivalents	$ 58,652	$ 108,132		$ 115,006
Restricted cash	10,828	10,828		0
Total	$ 69,480	$ 118,960	$ 91,729	$ 115,006	$ 1,178	$ 2,600